Financial Instruments-risk management	12 Months Ended
Dec. 31, 2025
Financial Instruments-risk management
Financial Instruments-risk management

Note 3     Financial Instruments-risk management

The Group is exposed through its operations to the following financial risks:

●	Currency risk
●	Price risk
●	Credit risk– concentration
●	Funding and liquidity risk
●	Interest rate risk
●	Capital risk

The policy for managing these risks is set by the Board of Directors. Certain risks are managed centrally, while others are managed locally following guidelines communicated from the corporate department. The policy for each of the above risks is described in more detail below.

Currency risk

In Colombia and Argentina the functional currency is the U.S. Dollar. The fluctuation of the local currencies of these countries against the U.S. Dollar does not impact the loans, costs and revenue held in U.S. Dollars; but it does impact receivables, payables and costs originated in local currency mainly corresponding to VAT, income tax, labor costs and local services.

The Group minimises the local currency positions in Colombia and Argentina by seeking to balance local and foreign currency assets and liabilities. However, tax receivables (VAT) seldom match with local currency liabilities. Therefore, the Group maintains a net exposure to them, except for what it is described below.

From time to time, the Group uses derivative financial instruments to mitigate the exposure to local currency fluctuations, primarily those related to tax payments and operating costs denominated in Colombian peso. These instruments are entered into in line with the Group’s currency risk management policy. See Note 14.1.

Most of the Group’s assets held in those countries are associated with oil and gas productive assets. Those assets, even in the local markets, are generally settled in U.S. Dollar equivalents.

During 2025, the Colombian Peso revalued by 15% (devalued by 15% in 2024 and revalued by 21% in 2023) and the Argentine Peso devalued by 41% (28% and 356% in 2024 and 2023, respectively), all against the U.S. Dollar.

If the Colombian Peso and the Argentine Peso had each devalued an additional 10% against the U.S. Dollar at year-end, with all other variables held constant, post-tax profit for the year would have been higher by US$ 6,227,000 (US$ 11,404,000 in 2024 and US$ 13,971,000 in 2023).

In Brazil, the functional currency is the Brazilian Real. Accordingly, fluctuations in the U.S. Dollar against the Brazilian Real do not affect loans, costs, and revenues denominated in Brazilian Real; however, they do affect balances denominated in U.S. Dollars. This was the case for the asset retirement obligation provision and the lease liabilities related to the Manati gas field. During 2025, the Brazilian Real revalued by 11% against the U.S. Dollar (devalued by 28% in 2024 and revalued by 7% in 2023). As of December 31, 2025, following the divestment of Manati gas field (see Note 34.2), there were no material U.S. Dollar–denominated balances; therefore, the Group’s year-end results were not exposed to fluctuations in the Brazilian Real.

As currency rate changes between the U.S. Dollar and the local currencies, the Group recognizes gains and losses in the Consolidated Statement of Income.

Price risk

The realized oil price for the Group is linked to U.S. Dollar denominated crude oil international benchmarks. The market price of this commodity is subject to significant volatility and has historically fluctuated widely in response to relatively minor changes in the global supply and demand for oil, the geopolitical landscape, armed conflicts, the economic conditions and a variety of additional factors. The main factors affecting realized prices for gas sales vary across countries with some closely linked to international references while others are more domestically driven.

In Colombia, the realized oil price is based on Brent, adjusted by a differential linked to either the Vasconia crude reference price, a marker broadly used in the Llanos Basin, or the Oriente crude reference price, a marker broadly used for crude sales in Esmeraldas, Ecuador. The Oriente reference is specifically used for crude oil from the Putumayo Basin that is transported through Ecuador. In both basins, the reference price is further adjusted for marketing and quality discounts, considering factors such as API gravity, viscosity, sulphur content, delivery point and transport costs.

In Argentina, the realized oil price is based on Brent, adjusted by the Medanito differential, the Neuquén Basin benchmark. Realized prices also reflect quality and logistics adjustments, including API gravity, treatment costs and transportation expenses.

GeoPark seeks to partially mitigate its exposure to crude oil price volatility using derivatives by hedging a portion of its production for a limited period going forward. The Group uses a combination of options to manage its exposure to commodity price risk, which considers forecasted production and budget price levels, among other factors. GeoPark has also obtained credit lines from different counterparties to minimize the potential cash exposure of the derivative contracts. See Note 7.1.

If oil and gas prices had fallen by 10% compared to actual prices during the year, with all other variables held constant, considering the impact of the derivative contracts in place, post-tax profit for the year would have been lower by US$ 8,244,000 (US$ 24,844,000 in 2024 and US$ 32,335,000 in 2023).

Credit risk– concentration

The Group’s credit risk relates mainly to accounts receivable where the credit risks correspond to the recognized values of commodities sold or hedged. GeoPark considers that there is no significant risk associated to the Group’s major customers and hedging counterparties.

In Colombia, GeoPark allocates its sales on a competitive basis to industry leading participants including traders and other producers. During 2025, the oil and gas production was sold to three clients which concentrate 97% of the Colombian subsidiaries’ revenue, accounting for 94% of the consolidated revenue (95% and 96% of the Colombian subsidiaries’ revenue, accounting for 89% and 97% of the consolidated revenue in 2024 and 2023). GeoPark works with different leading commodity traders throughout the year. The main contracts for Colombian production include offtake agreements with Vitol C.I. Colombia S.A.S. (“Vitol”) and BP Products North America Inc. ("BP"), all recognized as industry-leading global traders with strong credit profiles (see Note 29).

Delivery points include wellhead and other locations on the Colombian pipeline system for the Llanos Basin production. The Putumayo Basin production is delivered to clients FOB in Esmeraldas, Ecuador, and to the Colombian pipeline system in case of contingencies in Ecuador that affect the transport through the Ecuadorian pipeline system. GeoPark manages its counterparty credit risk associated to sales contracts by periodic evaluation of the counterparties’ credit profile and, in certain contracts, including early payment conditions to minimize the exposure.

In Argentina, sales from the recently acquired operated assets are concentrated in Pluspetrol under a transitional marketing arrangement, during which Pluspetrol acts as the sole commercial counterparty. Once this transitional period concludes, GeoPark expects to reassess this strategy, including direct commercialization of its production. Sales of crude oil in Argentina accounted for 1% of the consolidated revenue in 2025.

GeoPark Limited has entered into a crude purchase agreement with an oil producer in the Putumayo Basin. The volumes purchased are transported and exported alongside the Group’s Putumayo Basin production. Sales of crude oil purchased from third parties accounted for 1% of the consolidated revenue in 2025, 2024 and 2023.

The forementioned companies all have a good credit standing and despite the concentration of the credit risk, the Directors do not consider there to be a significant collection risk.

GeoPark executes oil prices hedges via over-the-counter derivatives. Should oil prices drop, the Group could stand to collect from its counterparties under the derivative contracts. The Group’s hedging counterparties are leading financial institutions and trading companies; therefore the Directors do not consider there to be a significant collection risk. See disclosure in Notes 7.1 and 23.

The credit risk of cash in bank and bank deposits is limited since the counterparties are banks with high credit ratings. As of December 31, 2025, 99% of cash and cash equivalents were maintained in banks ranked within investment grade category.

Funding and Liquidity risk

In the past, the Group has been able to raise capital through different sources of funding including equity, strategic partnerships and financial debt.

At the end of 2025, the Group maintained a cash position of US$ 100,318,000, had access to up to US$ 45,000,000 of committed prepayment facilities with BP (see Note 29), a US$ 100,000,000 senior unsecured credit agreement with Banco BTG Pactual S.A. and Banco Latinoamericano de Comercio Exterior S.A. and US$ 200,305,000 in uncommitted credit lines (including US$ 95,000,000 in Argentina), and 83% of its total indebtedness maturing in January 2030. In addition, the Group has a large portfolio of attractive and largely discretional projects - both oil and gas - in multiple countries with net average production of 28,233 boepd for the year ended December 31, 2025. This scale and positioning permit the Group to protect its financial condition and selectively allocate capital to the optimal projects subject to prevailing macroeconomic conditions.

The Indentures governing the Company Notes 2027 and 2030 include incurrence test covenants related to compliance with certain thresholds of Net Debt to Adjusted EBITDA ratio and Adjusted EBITDA to Interest ratio. Failure to comply with the incurrence test covenants does not trigger an event of default. However, this situation may limit the Group’s capacity to incur additional indebtedness, as specified in the indentures governing the Notes. As of the date of these Consolidated Financial Statements, the Group is in compliance with all the indentures’ provisions and covenants.

In 2024, GeoPark Argentina S.A., obtained an “AA+(arg)” credit rating from Fitch Ratings’ local Argentine affiliate, FIX, and received approval from the Argentine securities regulator (Comisión Nacional de Valores, or “CNV” by its Spanish acronym) for the creation of a program to issue up to US$ 500,000,000 in debt securities over the following five years, providing strategic financial flexibility to support the future development of the Argentine assets in the Vaca Muerta shale formation.

In January 2025, the Company issued US$ 550,000,000 aggregate principal amount of 8.75% senior notes due 2030 (the “Notes due 2030”). From June to October 2025, the Company executed a deleveraging process by repurchasing through open market transactions and cancelling with the trustee a nominal amount of US$ 108,321,000 of Notes due 2030. See Note 25.

After the balance sheet date, GeoPark renewed and expanded its offtake and prepayment agreement with Vitol, providing access to a new prepayment facility of up to US$ 500,000,000 (US$ 330,000,000 committed with an option to increase by up to US$ 170,000,000) at SOFR risk-free rate plus a margin of 3.50% per annum, available until June 30, 2027. “SOFR” (Secured Overnight Financing Rate) is a broad measure of the cost of borrowing cash overnight collateralized by treasury securities. See Note 29.1.

Interest rate risk

The Group’s interest rate risk could arise from long-term debt issued at variable rates, which would expose the Group to interest rate risk.

The Group does not currently face interest rate risk on its Notes due 2027 and Notes due 2030 (see Note 25), which carry fixed rates coupon of 5.50% and 8.75% per annum, respectively. Consequently, the accruals and interest payments are not substantially affected by changes in prevailing interest rates.

As of December 31, 2025, the outstanding debt affected by a variable rates comprises the Vitol prepayment of US$ 2,182,000 (see Note 29.1) and the loan agreement with Bancolombia Panamá, S.A. of US$ 3,000,000 (see Note 25).

If the variable interest rate had increased by 10% compared to the actual rate during the period in which the debt was outstanding, with all other variables held constant, post-tax profit for the year would have been lower by US$ 69,000 (US$ 44,000 in 2024).

As of December 31, 2025, there were no other outstanding debt affected by a variable rate.

Capital risk

The Group’s objectives when managing capital are to safeguard the Group’s ability to continue as a going concern in order to provide returns for shareholders and benefits for other stakeholders and to maintain an optimal capital structure to reduce the cost of capital. The Group manages its capital structure and makes adjustments in light of changes in economic conditions, operating risks and working capital requirements. To maintain or adjust its capital structure, the Group may issue or buy back shares, change its dividend policy, raise or refinance debt and/or adjust its capital expenditures to manage its operating and growth objectives. Additionally, the Group utilizes a planning, budgeting and forecasting process to help determine and monitor the funds needed to maintain appropriate liquidity for operational, capital and financial needs.

As of December 31, 2025 and 2024, GeoPark is in compliance with the debt covenant ratios associated with the Company’s Notes due 2027 and 2030. See Note 25.

The following table summarizes the Group’s capital structure balances:

Amounts in US$‘000	2025	2024
Total Equity	245,797	203,291
Net Debt (a)	455,411	389,583
Working capital (b)	82,454	61,438
(a)	Calculated as total debt, including ‘current and non-current borrowings’ as shown in the Consolidated Statement of Financial Position, less cash and cash equivalents. As of December 31, 2024, total debt also included the US$ 152,000,000 prepayment received from Vitol (see Note 29.1), which was substantially repaid with funds collected from the issuance of Notes due 2030 in January 2025.
(b)	Calculated as ‘current assets’ less ‘current liabilities’.